SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                JANUARY 25, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                              INTECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                    0-28437                 95-4702570
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


                321 NORTH MALL DRIVE, SUITE K-102, ST. GEORGE, UT   84790
                    (Address of principal executive offices)

                                (435) 656-3677
                         (Registrant's telephone number)

                                   JETCO, INC.
           860 VIA DE LA PAZ, SUITE E-1, PACIFIC PALISADES, CA 90272
                        (Former name and former address)

InTechnologies, Inc. hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on February 9, 2000 (the "Form 8-K") as set forth in the pages attached hereto:




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS



     (a)  Financial statements of business acquired.

     The audited financial statements of Registrant as of January 31, 2000, which statements include the operations of Ameristar Corp., are filed as Exhibit
99.2 and incorporated herein by reference.


     (b) Pro forma Financial Information.

    Not applicable.


     (c) Exhibits.

     There is attached hereto the following exhibits:


Exhibit
   No.                 Description
-------                -----------

  99.2   The following   financial  statements of InTechnologies, Inc., together
         with the report by Weinberg & Company, P.A., independent auditors, for the periods stated therein:

               Balance Sheet as of January 31, 2000

               Statements of Operations for the month ended January 31, 2000 and for the period from September 24, 1999 (Inception) to January 31, 2000

               Statement of Changes in Stockholders' Deficiency for the period from September 24, 1999 (inception) to January 31, 2000

               Statements of Cash Flows for the month ended January 31, 2000 and the period from September 24, 1999 (inception) to January 31, 2000

               Notes to Financial Statements as of January 31, 2000.



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





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    InTechnologies, Inc.


                                    By   /s/ William M. Noe
                                        -------------------
                                        President

Amendment No. 1
Date: May 24, 2000






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



                                 EXHIBIT INDEX


99.2    The following   financial  statements of InTechnologies, Inc., together
        with the report by Weinberg & Company, P.A., independent auditors, for the periods stated therein:

               Balance Sheet as of January 31, 2000

               Statements of Operations for the month ended January 31, 2000 and the the period from September 24, 1999 (Inception) to January 31, 2000

               Statement of Changes in Stockholders' Deficiency for the period from September 24, 1999 (inception) to January 31, 2000l

               Statements of Cash Flows for the month ended January 31, 2000 and the period from September 24, 1999 (inception) to January 31, 2000

               Notes to Financial Statements as of January 31, 2000.



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